Exhibit 99.4

Financial Statements and Report of
Independent Certified Public Accountants

MARQUEST FINANCIAL, INC.

December 31, 2001 and 2000

CONTENTS

Independent Auditor’s Report

Financial Statements:

Balance Sheets

Statements of Income and Retained Earnings (Deficit)

Statements of Cash Flows

Notes to Financial Statements

Supplemental Information:

Computation of Adjusted Net Worth to Determine Compliance with HUD Net Worth Requirements

Independent Auditor’s Report on Internal Control

Independent Auditor’s Report on Compliance with Specific Requirements Applicable to Major HUD Programs

Independent Auditors’ Report

To The Stockholder	February 11, 2002
Marquest Financial, Inc.
Bloomington, Minnesota

We have audited the accompanying balance sheets of Marquest Financial, Inc., FHA Project No. 77627-0000-5 as of December 31, 2001 and 2000, and the related statements of income and retained earnings (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of Marquest Financial, Inc.’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Marquest Financial, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for the Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 11, 2002, on our consideration of Marquest Financial, Inc.’s internal control and on its compliance with specific requirements applicable to major HUD programs.  Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The accompanying supplementary information on page 8 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the corporation.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.

COPELAND BUHL & COMPANY P.L.L.P.
Certified Public Accountants 800 East Wayzata Boulevard Wayzata, MN 55391	(952) 476-7100 Federal ID #41-1292716 Audit Partner: James Copeland

See notes to financial statments.

MARQUEST FINANCIAL, INC.
FHA NO. 77627-0000-5
BALANCE SHEETS
DECEMBER 31

	2001	2000
ASSETS

Current Assets:
Cash and equivalents	$60,933	$5,754
Accounts receivable	180,574	121,148
Loans to stockholder, 8.5%		16,835

Total Current Assets	241,507	143,737

Equipment, at Cost:
Office equipment	196,977	173,384
Less accumulated depreciation	136,877	110,473

Total Equipment	60,100	62,911

Deposits	6,373	5,398

TOTAL ASSETS	$307,980	$212,046

See notes to financial statements.

LIABILITIES AND STOCKHOLDER’S EQUITY	2001	2000

Current Liabilities:
Accounts payable	$23,451	$24,511
Due to employees		16,700
Accrued expenses		37,642
Deferred revenue	400	5,200
Trust liability		6,100
Current maturities of capital lease obligation		1,253

Total Current Liabilities	23,851	91,406

Commitments

Stockholder’s Equity:
Common stock — $.01 par value; 50,000 shares authorized; 1,000 shares issued and outstanding	10	10
Paid in capital	176,170	176,170
Retained earnings (deficit)	107,949	(55,540)

Total Stockholder’s Equity	284,129	120,640

TOTAL LIABILITIES AND
STOCKHOLDER’S EQUITY	$307,980	$212,046

See notes to financial statements.

MARQUEST FINANCIAL, INC.
FHA NO. 77627-0000-5
STATEMENTS OF INCOME AND RETAINED EARNINGS (DEFICIT)
YEARS ENDED DECEMBER 31

	2001	2000

Net Sales	$1,958,927	$1,196,998

Operating Expenses:
Salaries	238,778	175,235
Commissions	612,953	393,674
Payroll taxes	44,364	36,006
Appraisal fees	118,893	69,754
Office expense	82,173	82,425
Rent	80,961	66,769
Credit services	69,820	36,920
Equipment rental	56,017	31,590
Travel	36,278	37,913
Insurance	35,745	29,329
Consulting	29,865	5,956
Depreciation	26,405	26,476
Telephone	16,989	15,777
Meals and entertainment	16,124	18,071
Marketing expenses	15,308	17,534
Accounting	10,308	8,096
Licenses and permits	7,361	8,886
Advertising	7,173	4,417
Automobile expenses	5,808	26,862
Miscellaneous	22,849	1,888

Total Operating Expenses	1,534,172	1,093,578

Income from Operations	424,755	103,420

Interest expense	3,858	938

Net Income	420,897	102,482

Accumulated Deficit — Beginning of Year	(55,540)	(51,050)

Dividends	(257,408)	(106,972)

Retained Earnings (Deficit) — End of Year	$107,949	$(55,540)

See notes to financial statements.

MARQUEST FINANCIAL, INC.
FHA NO. 77627-0000-5
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31

	2001	2000

Cash Flows from Operating Activities:
Net income	$420,897	$102,482
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	26,405	26,476
(Increase) in accounts receivable	(59,426)	(36,750)
(Increase) in other deposits	(975)	(1,754)
Increase (decrease) in accounts payable	(1,060)	3,139
Increase (decrease) in due to employees	(16,700)	16,700
Increase (decrease) in accrued expenses	(37,642)	20,617
Increase (decrease) in deferred revenue	(4,800)	5,200
Increase (decrease) in trust liability	(6,100)	854

Net Cash Provided by Operating Activities	320,599	136,964

Cash Flows from Investing Activities:
Purchase of equipment	(23,594)	(15,315)
Net advances to stockholder		(16,835)

Net Cash Used in Investing Activities	(23,594)	(32,150)

Cash Flows from Financing Activities:
Net repayments under notes payable — bank		(2,400)
Principal payments under capital lease obligations	(1,253)	(5,110)
Dividends paid	(240,573)	(106,972)

Net Cash Used in Financing Activities	(241,826)	(114,482)

Net Increase (Decrease) in Cash and Equivalents	55,179	(9,668)

Cash and Equivalents — Beginning of Year	5,754	15,422

Cash and Equivalents — End of Year	$60,933	$5,754

Supplemental Cash Flow Information:

Due from stockholder converted to dividends	$16,835

See notes to financial statements.

MARQUEST FINANCIAL, INC.
FHA NO. 77627-0000-5
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 AND 2000

Note A:      Significant Accounting Policies

Nature of Operations

The Company processes and funds residential real estate mortgages.  Its principal market is in the United States.

Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk — Cash

The Company maintains cash balances in one financial institution located in Minneapolis, Minnesota, which at times may exceed federally insured limits.  The Company has not experienced any losses in such accounts and believes they are not exposed to any significant credit risk on cash and equivalents.

Accounts Receivable

The company considers accounts receivable to be fully collectible, accordingly, no allowance for doubtful accounts is required.  If amounts become uncollectible, they will be charged to operations when that determination is made.

Equipment

Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives.  For financial reporting purposes, the straight-line method of depreciation is followed.  For tax reporting purposes, accelerated methods of depreciation are followed for substantially all assets.

Expenditures for maintenance and repairs are charged to operations when the expense is incurred.  Expenditures determined to represent additions and betterments are capitalized.

Income Taxes

Income taxes on net income are payable personally by the stockholder pursuant to an election under Subchapter S of the Internal Revenue Code not to have the Company taxed as a corporation.  Accordingly, no provision has been made for income taxes.

Reclassifications

Certain reclassifications have been made in the 2000 financial statements to conform to the classifications used in 2001.  These reclassifications have no effect on net income or retained earnings.

Note B:      Short-Term Bank Borrowings

The Company has available a revolving line of credit of $50,000, none of which is outstanding at December 31, 2001.  Advances issued under the note bear interest at a variable rate.  The note is collateralized by substantially all assets of the Company and is personally guaranteed by the stockholder.

Cash payments for interest during the years ended December 31, 2001 and 2000 amounted to $3,858 and $938, respectively.

Note C:      Commitment

The Company leases office space under operating leases which expire on December 31, 2002 and January 31, 2003.  A portion of the facility is subleased under two month-to-month leases.

The following is a schedule by years of future minimum lease payments under the operating leases as of December 31, 2001:

Years ending December 31:

2002	$45,089
2003	3,214

$48,303

Rent expense under the operating leases amounted to $80,961and $66,769 for 2001 and 2000, respectively.

Note D:      Profit sharing Plan

The company sponsors a 401(k) retirement plan covering all employees meeting certain eligibility requirements.  Company contributions are voluntary and at the discretion of the Board of Directors.  No contributions were made during the years ended December 31, 2001 and 2000.

SUPPLEMENTAL INFORMATION

MARQUEST FINANCIAL, INC.

FHA NO. 77627-0000-5

COMPUTATION OF ADJUSTED NET WORTH

TO DETERMINE COMPLIANCE WITH HUD NET WORTH REQUIREMENTS

DECEMBER 31, 2001

1.	Home Office		$50,000

2.	Add Branch Office ($25,000 per office)		0

3.	Total		$50,000

4.	Net Worth Required (lesser of $250,000 or Line 3)		$50,000

Owners’ Equity (Net Worth) per Balance Sheet Less Unacceptable Assets		$284,129

Adjusted Net Worth for HUD Requirement Purposes			284,129

Adjusted Net Worth Above Amount Required			$234,129

MARQUEST FINANCIAL, INC.

FHA NO. 77627-0000-5

Independent Auditor’s Report on Internal Control

To The Stockholder

Marquest Financial, Inc.

Minneapolis, Minnesota

We have audited the financial statements of Marquest Financial, Inc., FHA Project No. 77627-0000-5 as of and for the years ended December 31, 2001 and 2000, and have issued our report thereon dated February 11, 2002.  We have also audited the company’s compliance with requirements applicable to major HUD-assisted programs and have issued our report thereon dated February 11, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States and the Consolidated Audit Guide for Audits of HUD Programs (the “Guide”), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General.  Those standards and the Guide require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and about whether the company complied with laws and regulations, noncompliance with which would be material to a major HUD-assisted program.

The management of Marquest Financial, Inc. is responsible for establishing and maintaining internal control.  In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.  The objectives of internal control are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition, that transactions are executed in accordance with management’s authorization and recorded properly to permit the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, and that HUD-assisted programs are managed in compliance with applicable laws and regulations. Because of inherent limitations in any internal control, errors, irregularities or instances of noncompliance may nevertheless occur and not be detected.  Also, projection of any evaluation of internal control to future periods is subject to the risk that procedures may become inadequate because of changes in conditions or that the effectiveness of the design and operation of controls may deteriorate.

In planning and performing our audits, we obtained an understanding of the design of relevant controls and determined whether they had been placed in operation, and we assessed control risk in order to determine our auditing procedures for the purpose of expressing our opinion on Marquest Financial, Inc.’s financial statements and on its compliance with specific requirements applicable to its major HUD-assisted programs and to report on internal control in accordance with the provisions of the Guide and not to provide any assurance on internal control.

Marquest Financial, Inc.

Page Two

We performed tests of controls, as required by the Guide, to evaluate the effectiveness of the design and operation of controls that we considered relevant to preventing or detecting material noncompliance with specific requirements applicable to the Company’s major HUD-assisted programs.  Our procedures were less in scope than would be necessary to render an opinion on internal control. Accordingly, we do not express such an opinion.

We noted a matter involving internal control and its operation that we consider to be a reportable condition under standards established by the American Institute of Certified Public Accountants.  Reportable conditions involve matters coming to our attention relating to significant deficiencies in the design or operation of internal control that, in our judgment, could adversely affect the Company’s ability to record, process, summarize, and report financial data consistent with management’s assertions in the financial statements or to administer HUD-assisted programs in accordance with applicable laws and regulations.

A lack of segregation of duties exists due to the limited number of personnel and the small size of the entity.  Adequate segregation of duties requires additional employees and, in some cases, may be cost prohibitive.

A material weakness is a reportable condition in which the design or operation of one or more of the internal control elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited or that noncompliance with laws and regulations that would be material to a HUD-assisted program may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

Our consideration of the internal control would not necessarily disclose all matters in internal control that might be reportable conditions and, accordingly, would not necessarily disclose all reportable conditions that are also considered to be material weaknesses as defined above.  However, we consider the reportable condition involving internal control and its operation, described above, to be a material weakness as defined above.  This condition was considered in determining the nature, timing, and extent of the procedures to be performed in our audits of the financial statements of Marquest Financial, Inc. and its compliance with requirements applicable to its major programs for the years ended December 31, 2001 and 2000, and this report does not affect our reports thereon dated February 11, 2002.

This report is intended solely for the information and use of management, others within the organization and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

COPELAND BUHL & COMPANY P.L.L.P.

February 11, 2002

MARQUEST FINANCIAL, INC.
FHA NO. 77627-0000-5

Independent Auditor’s Report on Compliance with Specific

Requirements Applicable to Major HUD Programs

To the Stockholder

Marquest Financial, Inc.

Bloomington, Minnesota

We have audited the financial statements of Marquest Financial, Inc., FHA Project No. 77627-0000-5 as of and for the years ended December 31, 2001 and 2000, and have issued our report thereon dated February 11, 2002.

We have also audited Marquest Financial, Inc.’s compliance with the specific program requirements governing cash management, marketing, insurance and net worth requirements,  quality control plan, and cash receipts and disbursements, which are applicable to each of its major HUD-assisted programs for the years ended December 31, 2001 and 2000.  The management of the company is responsible for compliance with those requirements. Our responsibility is to express an opinion on compliance with those requirements based on our audits.

We conducted our audits of compliance with those requirements in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the “Guide”), issued by the U.S. Department of Housing and Urban Development, Office of Inspector General. Those standards and the Guide require that we plan and perform the audits to obtain reasonable assurance about whether material noncompliance with the requirements referred to above occurred.  An audit includes examining, on a test basis, evidence about the Company’s compliance with those requirements.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, Marquest Financial, Inc. complied, in all material respects, with the requirements described above that are applicable to each of its major HUD-assisted programs for the years ended December 31, 2001 and 2000.

This report is intended solely for the information and use of management, others within the organization and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

COPELAND BUHL & COMPANY P.L.L.P.

February 11, 2002